UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2005

                                Jove Corporation
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)



                Michigan               0-12123                 38-2459626
-------------------------------    ----------------      ---------------------
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation or jurisdiction)         Number)            Identification Number)



    3035 Oakshire, Berkley, Michigan                     48072
    --------------------------------------            -----------
    (Address of principal executive office)           (Zip Code)

       Registrant's telephone number, including area code: (248) 542-6111
-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective September 30, 2005, the Board of Directors of Jove Corporation (the "Company") engaged Freedman & Goldberg, CPA's, P.C. ("Freedman & Goldberg"), to review the Company's financial statements for the quarter and nine months ended September 30, 2005 and to audit its consolidated financial statements for the fiscal year ending December 31, 2005. During the Company's two most recent fiscal years, the Company (i) did not engage Freedman & Goldberg to act as either the principal accountant to audit the Company's financial statements or as an independent accountant to audit a significant subsidiary of the Company,
(ii) did not consult with Freedman & Goldberg on the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements within the meaning of Item 304(a)(2)(i) of Regulation S-B; and (iii) did not consult with Freedman & Goldberg on any matter that was either the subject of a disagreement or event identified in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JOVE CORPORATION


Dated:  October 4, 2005                By:  /s/ Clifton S. Crockatt
                                       -------------------------------------
                                       Clifton S. Crockatt
                                       President and Chief Executive Officer